Form 8-K

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Date of Report

June 18, 2004

BAB, Inc.

(Name of small business issuer in its charter)

                                                  Delaware                                                                Commission file number

(State or other jurisdiction of incorporation or organization)                                       0-31555

36-4389547 (I.R.S. Employer Identification Number)

500 Lake Cook Road, Suite 475, Deerfield, IL 60015

        (Address of principal executive offices)        (Zip Code)

Issuer's telephone number (847) 948-7520

Item 1.  Changes in Control of Registrant                                         Not Applicable

Item 2.  Acquisition or disposition of Assets                                     Not Applicable

Item 3.  Bankruptcy or Receivership                                                Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant                     Not Applicable

Item 5.  Other Events

On June 17, 2004 BAB, Inc announced that its Board of Directors has declared a semi-annual cash dividend of $0.02 per share, payable on July 23, 2004 to stockholders of record as of July 2, 2004.

Item 6.  Resignation of Registrant's Directors                                   Not Applicable

Item 7.  Financial Statements, Pro Forma and Exhibits                     Not Applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                     BAB,Inc.                                                                                                                                                                                                                             (Registrant)

/s/Michael W. Evans

(Signature)

Michael W. Evans, Chief Executive Officer                                                     June 18, 2004